Exhibit 10.1

Execution Version

INCREMENTAL FACILITY AMENDMENT NO. 1

Incremental Facility Amendment No. 1, dated as of February 6, 2013 (this “Amendment”), by and among LIFEPOINT HOSPITALS, INC., a Delaware corporation (“Borrower”), the Lenders party hereto and CITIBANK, N.A., as administrative agent for the Lenders (the “Administrative Agent”), and consented to by CITIGROUP GLOBAL MARKETS INC., MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED AND BARCLAYS BANK PLC, as lead arrangers pursuant to Section 2.21(a) of the Credit Agreement, dated as of July 24, 2012 (as amended, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Borrower, the financial institutions listed on Schedule 2.01 thereto, as such Schedule may from time to time be supplemented and amended (the “Lenders”) and the Administrative Agent, with BANK OF AMERICA, N.A. (“BANA”) and BARCLAYS BANK PLC (“Barclays”), as co-syndication agents (in such capacities, the “Co-Syndication Agents”); and CITIGROUP GLOBAL MARKETS INC. (“CGMI”), MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED (“MLPFS”) and BARCLAYS BANK PLC as joint lead arrangers and joint bookrunners (in such capacities, the “Lead Arrangers”).  Terms used herein without definition shall have the meanings assigned to such terms in the Credit Agreement.

WHEREAS, pursuant to Section 2.21(a) of the Credit Agreement, Borrower may from time to time request Incremental Term Loans and related Incremental Term Loan Commitments, subject to the terms and conditions set forth therein, and Borrower desires to incur Incremental Term Loans pursuant to clause (B) of Section 2.21(a);

WHEREAS, the Incremental Term Loan B Lenders (as defined below) have severally agreed, subject to the terms and conditions set forth herein and in the Credit Agreement, to make an Incremental Term Loan and provide a related Incremental Term Loan Commitment to Borrower in an amount of up to $325,000,000, the proceeds of which, together with other funds, will be used to repay in full (directly or indirectly) Borrower’s 3.25% Convertible Senior Subordinated Debentures due 2025, through tender offer, redemption, satisfaction and discharge or other repurchase or repayment, and for general corporate purposes; and

WHEREAS, pursuant to Section 2.21 of the Credit Agreement, Borrower and the Administrative Agent may enter into this Incremental Facility Amendment without the consent of any other Lenders to effect such amendments to the Credit Agreement as may be necessary or appropriate, in the opinion of the Administrative Agent, to effect the provisions of Section 2.21 of the Credit Agreement, on terms and documentation satisfactory to the Lead Arrangers.

NOW, THEREFORE:

ARTICLE I

Amendments to the Credit Agreement.  The Credit Agreement is, effective as of the Incremental Facility Amendment No. 1 Effective Date (as defined herein) and subject to the satisfaction of the conditions precedent set forth in Section 3, hereby amended as follows:

SECTION 1.01.   Amendments to Section 1.01.

Defined Terms.

(a)           The following definitions shall be added in appropriate alphabetical order to read as follows:

“‘Incremental Facility Amendment No. 1’ means Incremental Facility Amendment No. 1 to this Agreement, dated as of February 6, 2013, among Borrower, the Subsidiary Loan Parties, the Lenders party thereto, the Administrative Agent and the Lead Arrangers.  For the avoidance of doubt, Incremental Facility Amendment No. 1 shall constitute an ‘Incremental Facility Amendment’ and ‘Loan Document’ under this Agreement and the other Loan Documents.”

“‘Incremental Term Loan B Commitment’ means with respect to each Incremental Term Loan B Lender, the commitment, if any, of such Incremental Term Loan B Lender to make an Incremental Term Loan B Loan hereunder on the Incremental Term Loan B Effective Date, expressed as an amount representing the maximum principal amount of the Incremental Term Loan B Loans to be made by such Incremental Term Loan B Lender hereunder, as the same may be reduced or increased from time to time pursuant to the provisions of this Agreement.  The initial amount of each Incremental Term Loan B Lender’s Initial Incremental Term Loan B Commitment shall be set forth on Schedule A to Incremental Facility Amendment No. 1 or in the Assignment and Acceptance pursuant to which such Incremental Term Loan B Lender shall have assumed its Incremental Term Loan B Commitment.  The aggregate amount of the Incremental Term Loan B Lenders’ Incremental Term Loan B Commitments as of the Incremental Term Loan B Effective Date is $325,000,000 (subject to reduction in accordance with clause (3) of Section 2.01(a)(i)(B)).  For the avoidance of doubt, the Incremental Term Loan B Commitments shall constitute ‘Incremental Term Loan Commitments’ under this Agreement and the other Loan Documents.”

“‘Incremental Term Loan B Effective Date’ means the date that Incremental Facility Amendment No. 1 becomes effective in accordance with Article II thereunder, and which shall be no later than February 14, 2013.”

“‘Incremental Term Loan B Lender’ means, at any time, any Lender that has an Incremental Term Loan B Commitment or an Incremental Term Loan B Loan at such time.”

“‘Incremental Term Loan B Loans’ means the Loans made pursuant to clause (B) of Section 2.01(a)(i).”

“‘Initial Term Loan Commitment’ means, with respect to each Lender, the commitment, if any, of such Lender to make an Initial Term Loan hereunder on the Effective Date, expressed as an amount representing the maximum principal amount of the Initial Term Loan to be made by such Lender hereunder, as the same may be reduced or increased from time to time pursuant to the provisions of this Agreement.  The initial amount of each Lender’s Initial Term Loan Commitment, if any, was set forth on Schedule 2.01 or in the Assignment and Acceptance pursuant to which such Lender shall have assumed its Term Loan Commitment.  The aggregate amount of the Term Lenders’ Term Loan Commitments as of the Effective Date was $450,000,000.”

“‘Initial Term Loan Lender’ means, at any time, any Lender that has an Initial Term Loan Commitment or an Initial Term Loan at such time.”

“‘Initial Term Loans’ means the Loans made pursuant to clause (A) of Section 2.01(a)(i).”

“‘Repricing Transaction’ means the prepayment or refinancing of all or a portion of the Incremental Term Loan B Loans incurred on the Incremental Term Loan B Effective Date with the incurrence by any Loan Party of any long-term bank debt financing having an effective interest rate or weighted average yield (as determined by the Administrative Agent consistent with generally accepted financial practice and, in any event, excluding any arrangement, commitment or other fees in connection therewith that are not shared by all lenders) that is less than the interest rate for or weighted average yield (as determined by the Administrative Agent on the same basis) of such Incremental Term Loan B Loans, including without limitation, as may be effected through any amendment to this Agreement relating to the interest rate for, or weighted average yield of, such Incremental Term Loan B Loans.”

(b)          The definition of “Applicable Rate” is amended by (i) changing references therein from “Term Loans” to “Initial Term Loans” and (ii) adding at the end thereof:

“With respect to any Incremental Term Loan B Loans, the Applicable Rate shall be (a) with respect to ABR Loans, 1.50% per annum, and (b) with respect to Eurodollar Loans, 2.50% per annum.”

(c)          The definition of “Class” is amended by (i) changing references therein from “Term Loans” to “Initial Term Loans” and from “Term Loan Commitment” to “Initial Term Loan Commitment” and (ii) adding after each reference to “Initial Term Loans” the following “, Incremental Term Loan B Loans” and after each reference to “Term Loan Commitment” the following “, Incremental Term Loan B Commitment.”

(d)          The definition of “Financing Transactions” is amended by (i) adding the phrase “(excluding Incremental Facility Amendment No. 1)” immediately after the phrase “Loan Documents”; and (ii) adding the word “Initial” immediately preceding the phrase “Term Loans.”

(e)           The definition of “Loan Documents” is amended to add the following immediately preceding the period at the end thereof: “and, as of the Incremental Term Loan B Effective Date, the Incremental Facility Amendment No. 1.”

(f)          The definition of “Term Loan Commitment” is amended and restated as follows:

““Term Loan Commitment” means, with respect to each Lender, such Lender’s Initial Term Loan Commitment and Incremental Term Loan B Commitment, as applicable.”

(g)          The definition of “Term Loan Maturity Date” is amended and restated in its entirety to read as follows:

“‘Term Loan Maturity Date’ means, as applicable, (i) with respect to the Initial Term Loans and the Incremental Term Loan B Loans, July 24, 2017, and (ii) with respect to any other Class of Term Loans created pursuant to an Extension Amendment or an Incremental Facility Amendment, as applicable, the maturity date set forth therein.”

(h)          The definition of “Term Loans” is amended and restated in its entirety to read as follows:

“Term Loans” means (i) the Initial Term Loans, (ii) the Incremental Term Loans and (iii) the Extended Term Loans.”

SECTION 1.02.   Amendments to Section 2.01.

Credit Commitments.  Section 2.01(a)(i) is amended by adding an “(A) immediately following “(i)”, changing each reference in clause (i)(A) from “Term Loans” to “Initial Term Loans” and adding after clause (i)(A):

(B)          The Incremental Term Loan B Borrowings.  Each Incremental Term Loan B Lender severally agrees to make a loan (an ‘Incremental Term Loan B Loan’) in Dollars to Borrower on the Incremental Term Loan B Effective Date in an amount equal to 100% of the portion of such Incremental Term Loan B Lender’s Incremental Term Loan B Commitment as requested by Borrower to be made on such date and in accordance with the limitations described in this clause (i)(B).  Concurrently, Borrower agrees to pay a fee in Dollars in an amount equal to 0.25% of the aggregate Incremental Term Loan B Commitments, which may be netted from the funding of the Incremental Term Loan B Loans.

(1)           On and after the Incremental Term Loan B Effective Date, all Incremental Term Loan B Loans shall rank pari passu in right of payment and security with, and otherwise have the same terms, rights and benefits as, the Initial Term Loans outstanding immediately prior to the Incremental Term Loan B Effective Date, except as expressly set forth in Incremental Facility Amendment No. 1.  For the avoidance of doubt, the Incremental Term Loan B Loans shall constitute ‘Obligations’ and ‘Incremental Term Loans’, as applicable, under this Agreement and the other Loan Documents.

(2)           Upon the Incremental Term Loan B Effective Date, any Incremental Term Loan B Lender shall be deemed to be a ‘Lender’ and an ‘Incremental Term Lender’, as applicable, hereunder, and henceforth shall be entitled to all the rights of, and benefits accruing to, Lenders hereunder and shall be bound by all agreements, acknowledgments and other obligations of Lenders hereunder and under the other Loan Documents.

(3)           The Incremental Term Loan B Commitments shall be automatically terminated on the Incremental Term Loan B Effective Date upon the making of Incremental Term Loan B Loans on such date.  Amounts prepaid or repaid in respect of Incremental Term Loan B Loans may not be reborrowed.”

SECTION 1.03.   Amendments to Section 2.02.

Procedure for Borrowing.  Section 2.02 is amended as follows:

(a)      Section 2.02(a) is amended by deleting clause (iii) thereof and replacing it with the following:

“(iii) the requested Borrowing Date (which must be a Business Day and, in the case of an Initial Term Loan Borrowing, which must be the Effective Date, and, in the case of an Incremental Term Loan B Borrowing, must be the Incremental Term Loan B Effective Date),”

(b)      Section 2.02(c) is amended by deleting the first and second sentences and replacing them with the following:

“Upon timely receipt of a Term Loan Borrowing Request, the Administrative Agent shall promptly notify each Term Lender of the aggregate amount of such Initial Term Loan Borrowing or Incremental Term Loan B Borrowing, as applicable, and of the amount of such Term Lender’s pro rata portion thereof (if any), which shall be based on the Term Lender’s respective Initial Term Loan Commitments or Incremental Term Loan B Commitments, as applicable.  Each Term Lender shall make the amount of its pro rata portion of such Initial Term Loan Borrowing or Incremental Term Loan B Borrowing (in the case of an Incremental Term Loan B Borrowing, subject to Section 3 of Incremental Facility Amendment

No. 1), as applicable, available to the Administrative Agent for the account of Borrower at the New York office of the Administrative Agent specified in Section 9.01 prior to 10:00 a.m., New York City time, on the Effective Date or the Incremental Term Loan B Effective Date, as applicable, in Dollars immediately available to the Administrative Agent.”

SECTION 1.04.   Amendments to Section 2.05.

Optional and Mandatory Prepayments of Loans; Repayments of Term Loans.  Section 2.05 is amended as follows:

(a)      Section 2.05(a) is amended by renumbering clause (a) as clause (a)(i) and inserting immediately after clause (a)(i) the following:

“(ii)         In the event that, on or prior to the date that is six months following the Incremental Term Loan B Effective Date, Borrower (x) makes any optional prepayment of Incremental Term Loan B Loans incurred on the Incremental Term Loan B Effective Date in connection with any Repricing Transaction, or (y) effects any amendment of this Agreement resulting in a Repricing Transaction, Borrower shall pay to the Administrative Agent, for the ratable account of each of the applicable Incremental Term Loan B Lenders, a prepayment premium of 1% of the amount of the Incremental Term Loan B Loans being prepaid or refinanced.”

(b)      Section 2.05(d) is amended by (i) changing the references to “Term Loans” therein to “Initial Term Loans” and (ii) adding the following paragraph just before the last paragraph thereof:

“The Incremental Term Loan B Loans shall be repaid in consecutive quarterly installments on each Installment Payment Date, commencing on March 31, 2013, in an aggregate amount equal to 0.25% of the aggregate principal amount of all Incremental Term Loan B Loans outstanding on the Incremental Term Loan B Effective Date, and the aggregate principal amount of all Incremental Term Loan B Loans outstanding on the Term Loan Maturity Date applicable to the Incremental Term Loan B Loans shall be repaid on such date.”

(c)      Section 2.05(e) is amended and restated in its entirety to read as follows:

“Prepayments of Term Loans pursuant to Sections 2.05(a) and 2.05(c), as applicable, shall be pro rata among all Term Loans then outstanding (regardless of Class).  Prepayments of Term Loans pursuant to Section 2.05(a) shall be applied as elected by Borrower to scheduled installments of principal of such Class of Term Loans set forth in paragraph (d) above.  Prepayments of Term Loans pursuant to Section 2.05(c) shall be applied to scheduled installments of principal of such Class of Term Loans set forth in paragraph (d) due within 24 months of such prepayment in chronological order, and then pro rata to remaining scheduled installments of principal set forth in paragraph (d).  Except as otherwise may be directed by Borrower, any prepayment of Loans pursuant to this Section 2.05 shall be applied, first, to any ABR Loans then outstanding and the balance of such prepayment, if any, to the Eurodollar Loans then outstanding; provided that any amounts applied to Term Loans pursuant to Section 2.05(c) which are Eurodollar Loans shall, at the option of Borrower, be applied to prepay the Loans which are Eurodollar Loans immediately and/or shall be deposited in the Collateral Account (as defined in the Pledge Agreement).  Pursuant to any Extension Amendment establishing a new Class of Term Loans, the Extending Lenders of Term Loans may agree to waive or postpone any mandatory prepayments.  The Administrative Agent shall apply any cash deposited in the Collateral Account to prepay applicable Term Loans which are Eurodollar Loans on the last day of the Interest Period therefor (or, at the direction of Borrower, on any earlier date) until all such outstanding Term Loans which are Eurodollar Loans have been prepaid or until all cash on deposit in the Collateral Account (including, without limitation, interest earned thereon) with respect to such Term Loans has been exhausted.  The Administrative Agent shall, at the request of Borrower, invest amounts on deposit in the Collateral Account in overnight investments acceptable to the Administrative Agent”

SECTION 1.05.   Amendments to Section 2.21

Increase in Commitments.  The second sentence of Section 2.21(a) is amended by replacing the reference in clause (B) to “such Term Loans” with “the Initial Term Loans”.

SECTION 1.06.   Amendments to Section 5.12

Use of Proceeds.  Section 5.12 is amended by replacing “and” with “,” and adding immediately preceding the period at the end thereof “and (iii) the proceeds of the Incremental Term Loan B Borrowings made on the Incremental Term Loan B Effective Date shall be used, together with other funds, to refinance (directly or indirectly) Borrower’s outstanding 3.25% Convertible Senior Subordinated Debentures due 2025, through tender offer, redemption, satisfaction and discharge, or other repurchase or repayment, and for general corporate purposes.”

SECTION 1.07.   Amendments to Section 9.08

Waivers; Amendment. Clause (vi) of Section 9.08(d) is amended by (i) replacing the reference to “the Term Loans” with “any Class of Term Loans” and (ii) adding immediately following the reference to “the outstanding Term Loans” the phrase “of such Class”.

ARTICLE II

SECTION 2.01.   Conditions to Effectiveness.  This Amendment shall become effective when, and only when, and as of the date (the “Incremental Facility Amendment No. 1 Effective Date”) on which:

(a)      the Administrative Agent shall have received counterparts of this Amendment executed by Borrower, the Incremental Term Lender and each of the other parties hereto;

(b)      Citigroup Global Markets Inc., MLPFS and Barclays, as Joint Lead Arrangers, shall have received, and the Administrative Agent shall have been paid, all fees due and payable in connection with this Amendment in connection with the preparation, negotiation and execution of this Amendment required to be paid in connection with this Amendment (including the reasonable fees and expenses of Cahill Gordon & Reindel LLP, as counsel to the Administrative Agent and the Joint Lead Arrangers, in connection with this Amendment);

(c)      the Administrative Agent and the Lenders shall have received a favorable opinion of White and Case LLP, counsel to Borrower, dated the Incremental Facility Amendment No. 1 Effective Date, in form and substance reasonably satisfactory to the Administrative Agent;

(d)      the Administrative Agent shall have received a certificate signed by a Financial Officer of Borrower dated the Incremental Facility Amendment No. 1 Effective Date, (i) certifying and attaching (A) the resolutions adopted by Borrower and Subsidiary Loan Parties approving or consenting to such increase and (B) a certificate demonstrating pro forma compliance with the Financial Covenant as set forth in Section 2.21(a) of the Credit Agreement and (ii) certifying that, before and after giving effect to such increase, (A) the representations and warranties set forth in Article III of the Credit Agreement and the other Loan Documents shall be true and correct in all material respects on and as of the Incremental Facility Amendment No. 1 Effective Date (unless expressly stated to relate to an earlier date, in which case such representations and warranties shall be true and correct in all material respects as of such earlier date), (B) no Default shall have occurred and be continuing; and

(e)           each of the conditions to Incremental Term Loans set forth in clauses (a) and (b) of Section 2.21 of the Credit Agreement is satisfied on the date of entering into this Amendment and on the date of borrowing of the Incremental Term Loan.

ARTICLE III

Representations and Warranties.  The Loan Parties represent, warrant and covenant that:

SECTION 3.01.   The representations and warranties contained in each of the Loan Documents are true and correct in all material respects on and as of the date of this

Amendment as if made on and as of such date (unless stated to relate to a specific earlier date, in which case such representations and warranties shall be true and correct in all material respects as of such earlier date).

SECTION 3.02.   The execution, delivery and performance by each Loan Party of this Amendment, the borrowing of the Loans hereunder and the use of the proceeds thereof are within each Loan Party’s corporate, partnership or comparable powers, as the case may be, have been duly authorized by all necessary corporate, partnership or comparable and, if required, stockholder action, as the case may be, and do not

(a)           contravene the Organic Documents of any Loan Party or any of its respective Subsidiaries;

(b)           contravene any law, statute, rule or regulation binding on or affecting any Loan Party or any of its respective Subsidiaries that would have or could reasonably be expected to have a Material Adverse Effect;

(c)           violate or result in a default or event of default or an acceleration of any rights or benefits under any indenture, agreement or other instrument binding upon any Loan Party or any of its respective Subsidiaries that would have or could reasonably be expected to have a Material Adverse Effect; or

(d)           result in, or require the creation or imposition of, any Lien on any assets of any Loan Party or any of its respective Subsidiaries that would have or could reasonably be expected to have a Material Adverse Effect.

SECTION 3.03.   No Default or Event of Default has occurred and is continuing on the date hereof.

SECTION 3.04.   The obligations of the applicable Loan Parties under the Pledge Agreement and the Guarantee Agreement are in full force and effect on and as of the date of this Amendment.

ARTICLE IV

Credit Agreement; Loan Documents.  Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of any party under, the Credit Agreement or any other Loan Document, nor alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect.  For the avoidance of doubt, this Amendment shall be deemed to be a “Loan Document” within the meaning of the Credit Agreement.  The Administrative Agent is authorized to adapt or update any exhibits to the Credit Agreement to give effect to the Incremental Term B Loans.

ARTICLE V

GOVERNING LAW.  THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES THAT WOULD REQUIRE THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION.  SECTION 9.11 OF THE CREDIT AGREEMENT (WAIVER OF JURY TRIAL) SHALL APPLY TO THIS AMENDMENT.

ARTICLE VI

Execution in Counterparts.  This Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract.  Delivery of an executed counterpart of a signature page to this Amendment by telecopier, PDF, tif or other electronic transmission shall be effective as delivery of a manually executed counterpart of this Amendment.

ARTICLE VII

Headings.  The headings of this Amendment are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

ARTICLE VIII

Roles.  Citigroup Global Markets Inc., MLPFS and Barclays are acting as joint lead arrangers (the “Joint Lead Arrangers”) with respect to this Amendment, but, in such capacities, shall not have any obligations, duties or responsibilities, nor shall incur any liabilities, under this Amendment or any other Loan Document.

ARTICLE IX

Acknowledgment and Reaffirmation of Subsidiary Loan Parties.  The Subsidiary Loan Parties acknowledge and consent to all terms and conditions of this Amendment and agree that this Amendment and all documents executed in connection herewith do not operate to reduce or discharge the Subsidiary Loan Parties’ obligations under the Loan Documents.  Each Loan Party hereby ratifies and confirms its obligations under the Loan Documents, including, without limitation, its guarantee of the Obligations and its grant of the security interest in the Collateral (as defined in the Pledge Agreement) to secure the Obligations (including, without limitation, in respect of the Incremental Term Loan B Loans).  Each Loan Party acknowledges confirms and agrees that the liens and security interests granted to the Administrative Agent pursuant to any Loan Document shall continue to be valid, enforceable first-priority liens and security interests, subject, in each case, only to Permitted Liens and Liens permitted by Section 6.02 of the Credit Agreement.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their authorized officers as of the date set forth above.

LIFEPOINT HOSPITALS, INC.

By:	/s/ Michael S. Coggin
	Name:	Michael S. Coggin
	Title:	Senior Vice President and Chief Account Officer

SIGNATURE PAGE TO

LIFEPOINT HOSPITALS, INC. INCREMENTAL FACILITY AMENDMENT NO. 1

ON BEHALF OF:

America Management Companies, LLC

AMG-Crockett, LLC

AMG-Hilcrest, LLC

AMG-Hillside, LLC

AMG-Livingston, LLC

AMG-Logan, LLC

AMG-Southern Tennessee, LLC

AMG-Trinity, LLC

Andalusia Physician Practices, LLC

Ashland Physician Services, LLC

Ashley Valley Medical Center, LLC

Ashley Valley Physician Practice, LLC

Athens Physicians Practice, LLC

Athens Regional Medical Center, LLC

Athens Surgery Center Partner, LLC

Barrow Medical Center, LLC

Bartow General Partner, LLC

Bartow Memorial Limited Partner, LLC

Bolivar Physician Practices, LLC

Bourbon Community Hospital, LLC

Bourbon Physician Practice, LLC

Brim Hospitals, Inc.

Buffalo Trace Radiation Oncology Associates, LLC

Care Health Company, Inc.

Castleview Hospital, LLC

Castleview Medical, LLC

Castleview Physician Practice, LLC

Clark Regional Physician Practices, LLC

Clinch Professional Physician Services, LLC

Clinch Valley Endocrinology, LLC

Clinch Valley Medical Center, Inc.

Clinch Valley Pulmonology, LLC

Clinch Valley Urology, LLC

Colorado Plains Physician Practices, LLC

Community Hospital of Andalusia, Inc.

Community Medical, LLC

Community-Based Services, LLC

Crockett Hospital, LLC

Crockett PHO, LLC

Danville Diagnostic Imaging Center, LLC

Danville Physician Practices, LLC

Danville Regional Medical Center School of Health Professions, LLC

Danville Regional Medical Center, LLC

DLP Leasing, LLC

DLP Partner Marquette, LLC

DLP Partner Twin County, LLC

DLP Partner, LLC

Dodge City Healthcare Group, LLC

Dodge City Healthcare Partner, Inc.

Georgetown Community Hospital, LLC

Georgetown Rehabilitation, LLC

Guyan Valley Hospital, LLC

Halstead Hospital, LLC

HCK Logan Memorial, LLC

HDP Andalusia, LLC

HDP Georgetown, LLC

Hillside Hospital, LLC

Historic LifePoint Hospitals, Inc.

HRMC, LLC

HSCGP, LLC

HST Physician Practice, LLC

HTI Georgetown, LLC

HTI PineLake, LLC

Integrated Physician Services, LLC

Kansas Healthcare Management Company, Inc.

Kansas Healthcare Management Services, LLC

Kentucky Hospital, LLC

Kentucky Medserv, LLC

Kentucky MSO, LLC

Kentucky Physician Services, Inc.

Lake Cumberland Cardiology Associates, LLC

Lake Cumberland Physician Practices, LLC

Lake Cumberland Regional Hospital, LLC

Lake Cumberland Regional Physician Hospital Organization, LLC

Lakeland Community Hospital, LLC

Lakeland Physician Practices, LLC

Lander Valley Ambulatory Surgery Center, LLC

Lander Valley Medical Center, LLC

Lander Valley Physician Practices, LLC

Las Cruces Endoscopy Partner, LLC

Las Cruces Physician Practices, LLC

LCMC MRI, LLC

LCMC PET, LLC

LHSC, LLC

LifePoint Acquisition Corp.

LifePoint Billing Services, LLC

LifePoint CSLP, LLC

LifePoint Holdings 2, LLC

LifePoint Holdings 3, Inc.

LifePoint Hospitals Holdings, Inc.

LifePoint Medical Group - Hillside, Inc.

LifePoint of GAGP, LLC

LifePoint of Kentucky, LLC

LifePoint of Lake Cumberland, LLC

LifePoint RC, Inc.

LifePoint VA Holdings, Inc.

LifePoint WV Holdings, Inc.

Livingston Regional Hospital, LLC

Logan General Hospital, LLC

Logan Healthcare Partner, LLC

Logan Medical, LLC

Logan Memorial Hospital, LLC

Logan Physician Practice, LLC

Los Alamos Physician Practices, LLC

Martinsville Physician Practices, LLC

Meadowview Physician Practice, LLC

Meadowview Regional Medical Center, LLC

Meadowview Rights, LLC

Memorial Hospital of Martinsville & Henry County Ambulatory Surgery Center, LLC

Memorial Prompt Care, LLC

Mercy Physician Practices,  LLC

Mexia-Principal, Inc.

Minden Physician Practices, LLC

Northeastern Nevada Physician Practices, LLC

Northwest Medical Center-Winfield, LLC

Norton Partner, LLC

NWMC-Winfield Anesthesia Physicians, LLC

NWMC-Winfield Hospitalist Physicians, LLC

NWMC-Winfield Physician Practices, LLC

Opelousas Imaging Center Partner, LLC

Opelousas PET/CT Imaging Center, LLC

Orthopedics of Southwest Virginia, LLC

Palestine-Principal G.P., Inc.

PHC Hospitals, LLC

PHC-Aviation, Inc.

PHC-Belle Glade, Inc.

PHC-Cleveland, Inc.

PHC-Doctors’ Hospital, Inc.

PHC-Elko, Inc.

PHC-Fort Mohave, Inc.

PHC-Fort Morgan, Inc.

PHC-Indiana, Inc.

PHC-Knox, Inc.

PHC-Lake Havasu, Inc.

PHC-Lakewood, Inc.

PHC-Las Cruces, Inc.

PHC-Los Alamos, Inc.

PHC-Louisiana, Inc.

PHC-Martinsville, Inc.

PHC-Minden G.P., Inc.

PHC-Morgan Lake, Inc.

PHC-Palestine, Inc.

PHC-Selma, LLC

PHC-Tennessee, Inc.

PineLake Physician Practice, LLC

PineLake Regional Hospital, LLC

Poitras Practice, LLC

PRHC-Alabama, LLC

PRHC-Ennis G.P., Inc.

Principal Hospital Company of Nevada, Inc.

Principal Knox, L.L.C.

Principal-Needles, Inc.

Province Healthcare Company

Putnam Ambulatory Surgery Center, LLC

Putnam Community Medical Center, LLC

Putnam Physician Practices, LLC

R. Kendall Brown Practice, LLC

Raleigh General Hospital, LLC

River Parishes Holdings, LLC

River Parishes Hospital, LLC

River Parishes Partner, LLC

River Parishes Physician Practices, LLC

Riverton Ambulatory Surgery Center, LLC

Riverton Memorial Hospital, LLC

Riverton Oncology Practice, LLC

Riverton Physician Practices, LLC

Riverview Medical Center, LLC

Riverview Physician Practices, LLC

Rockdale Clinically Integrated Medical Care Organization, LLC

Rockdale Hospital, LLC

Rockdale Physician Practices, LLC

Russellville Hospital, LLC

Russellville Physician Practices, LLC

Select Healthcare, LLC

Selma Diagnostic Imaging, LLC

Siletchnik Practice, LLC

Smith County Memorial Hospital, LLC

Somerset Surgery Partner, LLC

Southern Tennessee EMS, LLC

Southern Tennessee Medical Center, LLC

Southern Tennessee PHO, LLC

Spring View Hospital, LLC

Spring View Physician Practices, LLC

Springhill Medical Center, LLC

SST Community Health, L.L.C.

Starke Physician Practices, LLC

Sumner Physician Practices, LLC

Sumner Real Estate Holdings, LLC

Sumner Regional Medical Center, LLC

Texas Specialty Physicians

The MRI Center of Northwest Alabama, LLC

THM Physician Practice, LLC

Trousdale Medical Center, LLC

Trousdale Physician Practices, LLC

Valley View Physician Practices, LLC

Vaughan Physician Practices, LLC

Ville Platte Medical Center, LLC

West Virginia Management Services Organization, Inc.

Western Plains Physician Practices, LLC

Western Plains Regional Hospital, LLC

Woodford Hospital, LLC

Woods Memorial Hospital, LLC

Wyoming Holdings, LLC

Wythe County Community Hospital, LLC

Wythe County Physician Practices, LLC

Zone, Incorporated

/s/ Michael S. Coggin
Name: Michael S. Coggin
Title: Senior Vice President and Treasurer

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LIFEPOINT HOSPITALS, INC. INCREMENTAL FACILITY AMENDMENT NO. 1

ON BEHALF OF:

LifePoint Asset Management Company, Inc.

/s/ Christopher J. Monte
Name: Christopher J. Monte
Title: Vice President

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LIFEPOINT HOSPITALS, INC. INCREMENTAL FACILITY AMENDMENT NO. 1

ON BEHALF OF:

Bartow Healthcare System, Ltd.

Bartow General Partner, LLC, as general partner

/s/ Michael S. Coggin
Name: Michael S. Coggin
Title: Senior Vice President and Treasurer

Bartow Memorial Limited Partner, LLC, as limited partner

/s/ Michael S. Coggin
Name: Michael S. Coggin
Title: Senior Vice President and Treasurer

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LIFEPOINT HOSPITALS, INC. INCREMENTAL FACILITY AMENDMENT NO. 1

ON BEHALF OF:

Lamar Surgery Center, LP

Northwest Medical Center — Winfield, LLC, as general partner

/s/ Michael S. Coggin
Name: Michael S. Coggin
Title: Senior Vice President and Treasurer

SIGNATURE PAGE TO

LIFEPOINT HOSPITALS, INC. INCREMENTAL FACILITY AMENDMENT NO. 1

ON BEHALF OF:

LifePoint Corporate Services General Partnership

LifePoint CSLP, LLC, as general partner

/s/ Michael S. Coggin
Name: Michael S. Coggin
Title: Senior Vice President and Treasurer

HSCGP, LLC, as general partner

/s/ Michael S. Coggin
Name: Michael S. Coggin
Title: Senior Vice President and Treasurer

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LIFEPOINT HOSPITALS, INC. INCREMENTAL FACILITY AMENDMENT NO. 1

ON BEHALF OF:

LifePoint of Georgia, Limited Partnership

LifePoint Hospitals Holdings, Inc., as limited partner

/s/ Michael S. Coggin
Name: Michael S. Coggin
Title: Senior Vice President and Treasurer

LifePoint of GAGP, LLC, as general partner

/s/ Michael S. Coggin
Name: Michael S. Coggin
Title: Senior Vice President and Treasurer

SIGNATURE PAGE TO

LIFEPOINT HOSPITALS, INC. INCREMENTAL FACILITY AMENDMENT NO. 1

ON BEHALF OF:

Mexia Principal Healthcare Limited Partnership

Mexia-Principal, Inc., as general partner

/s/ Michael S. Coggin
Name: Michael S. Coggin
Title: Senior Vice President and Treasurer

Principal Hospital Company of Nevada, Inc., as limited partner

/s/ Michael S. Coggin
Name: Michael S. Coggin
Title: Senior Vice President and Treasurer

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LIFEPOINT HOSPITALS, INC. INCREMENTAL FACILITY AMENDMENT NO. 1

ON BEHALF OF:

Palestine Principal Healthcare Limited Partnership

Palestine Principal G.P., Inc., as general partner

/s/ Michael S. Coggin
Name: Michael S. Coggin
Title: Senior Vice President and Treasurer

Principal Hospital Company of Nevada, Inc., as limited partner

/s/ Michael S. Coggin
Name: Michael S. Coggin
Title: Senior Vice President and Treasurer

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LIFEPOINT HOSPITALS, INC. INCREMENTAL FACILITY AMENDMENT NO. 1

ON BEHALF OF:

PHC-Ashland, L.P.

PHC-Tennessee, Inc., as general partner

/s/ Michael S. Coggin
Name: Michael S. Coggin
Title: Senior Vice President and Treasurer

Principal Hospital Company of Nevada, Inc., as limited partner

/s/ Michael S. Coggin
Name: Michael S. Coggin
Title: Senior Vice President and Treasurer

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LIFEPOINT HOSPITALS, INC. INCREMENTAL FACILITY AMENDMENT NO. 1

ON BEHALF OF:

PHC-Charlestown, L.P.

PHC-Indiana, Inc., as general partner

/s/ Michael S. Coggin
Name: Michael S. Coggin
Title: Senior Vice President and Treasurer

PHC Hospitals, LLC, as limited partner

/s/ Michael S. Coggin
Name: Michael S. Coggin
Title: Senior Vice President and Treasurer

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LIFEPOINT HOSPITALS, INC. INCREMENTAL FACILITY AMENDMENT NO. 1

ON BEHALF OF:

PHC-Minden, L.P.

PHC-Minden G.P., Inc., as general partner

/s/ Michael S. Coggin
Name: Michael S. Coggin
Title: Senior Vice President and Treasurer

PHC-Louisiana, Inc., as limited partner

/s/ Michael S. Coggin
Name: Michael S. Coggin
Title: Senior Vice President and Treasurer

SIGNATURE PAGE TO

LIFEPOINT HOSPITALS, INC. INCREMENTAL FACILITY AMENDMENT NO. 1

ON BEHALF OF:

PHC-Morgan City, L.P.

PHC-Lakewood, Inc., as general partner

/s/ Michael S. Coggin
Name: Michael S. Coggin
Title: Senior Vice President and Treasurer

PHC-Morgan Lake, Inc., as limited partner

/s/ Michael S. Coggin
Name: Michael S. Coggin
Title: Senior Vice President and Treasurer

SIGNATURE PAGE TO

LIFEPOINT HOSPITALS, INC. INCREMENTAL FACILITY AMENDMENT NO. 1

ON BEHALF OF:

PHC-Opelousas, L.P.

PHC-Doctors’ Hospital, Inc., as general partner

/s/ Michael S. Coggin
Name: Michael S. Coggin
Title: Senior Vice President and Treasurer

PHC-Louisiana, Inc., as limited partner

/s/ Michael S. Coggin
Name: Michael S. Coggin
Title: Senior Vice President and Treasurer

SIGNATURE PAGE TO

LIFEPOINT HOSPITALS, INC. INCREMENTAL FACILITY AMENDMENT NO. 1

ON BEHALF OF:

PRHC-Ennis, L.P.

PRHC-Ennis G.P., Inc., as general partner

/s/ Michael S. Coggin
Name: Michael S. Coggin
Title: Senior Vice President and Treasurer

Principal Hospital Company of Nevada, Inc., as limited partner

/s/ Michael S. Coggin
Name: Michael S. Coggin
Title: Senior Vice President and Treasurer

SIGNATURE PAGE TO

LIFEPOINT HOSPITALS, INC. INCREMENTAL FACILITY AMENDMENT NO. 1

ON BEHALF OF:

Principal Knox, L.P.

PHC-Knox, Inc., as general partner

/s/ Michael S. Coggin
Name: Michael S. Coggin
Title: Senior Vice President and Treasurer

Province Healthcare Company, as limited partner

/s/ Michael S. Coggin
Name: Michael S. Coggin
Title: Senior Vice President and Treasurer

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LIFEPOINT HOSPITALS, INC. INCREMENTAL FACILITY AMENDMENT NO. 1

CONSENTED TO:

CITIBANK, N.A.,
as Administrative Agent

By:	/s/ Mark Villanueva
	Name:	Mark Villanueva
	Title:	Vice President

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LIFEPOINT HOSPITALS, INC. INCREMENTAL FACILITY AMENDMENT NO. 1

CONSENTED TO BY THE LEAD ARRANGERS
PURSUANT TO SECTION 2.21(a) OF THE CREDIT
AGREEMENT:

CITIGROUP GLOBAL MARKETS INC.,
as Lead Arranger

By:	/s/ Michael Zicari
	Name:	Michael Zicari
	Title:	Managing Director

MERRILL LYNCH, PIERCE, FENNER & SMITH
INCORPORATED,

as Lead Arranger

By:	/s/ Sarang Gadkari
	Name:	Sarang Gadkari
	Title:	Managing Director

BARCLAYS BANK PLC,
as Lead Arranger

By:	/s/ Vanessa A. Kurbatskiy
	Name:	Vanessa A. Kurbatskiy
	Title:	Vice President

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LIFEPOINT HOSPITALS, INC. INCREMENTAL FACILITY AMENDMENT NO. 1

SCHEDULE A

Lenders and Commitments

Incremental Term Loan B Lender	Incremental Term Loan B Commitments

Citibank, N.A.	$325,000,000

Total:	$325,000,000